UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

    The following information is being furnished under Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    On July 26, 2006, XL Capital Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein announcing the results for the second quarter of 2006.

Item 9.01.   Financial Statements and Exhibits.

    (d)    Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release (“XL CAPITAL REPORTS SECOND QUARTER 2006 NET INCOME OF $377.1 MILLION, OR $2.10 PER ORDINARY SHARE”) dated July 26, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:        July 26, 2006

                    XL CAPITAL LTD
                (Registrant)

                    By:   /s/ Kirstin Gould
                Name: Kirstin Gould
                Title:  Secretary